Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund’s prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.brendanwoodtopgunetf.com. You can also get this information at no cost by calling 833-759-6110 or by sending an email request to mail@ccofva.com.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Brendan Wood TopGun ETF
(Ticker: BWTG)

This prospectus describes Brendan Wood TopGun ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
Brendan Wood TopGun ETF	BWTG	Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

December 31, 2025

SUMMARY PROSPECTUS | December 31, 2025

Brendan Wood TopGun ETF

Investment Objective

Brendan Wood TopGun ETF (the “Fund”) seeks to provide growth consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.98%
Other Expenses	None
Less Fee Waivers and/or Expense Reimbursements(2)	(0.03%)
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	0.95%

(1)Under the Investment Advisory Agreement, Tuttle Capital Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)The Adviser has contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund until December 31, 2026, and the Adviser may not terminate this arrangement prior to that date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive a portion of its management fee is reflected in the example shown below for the first year.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Brendan Wood TopGun ETF	$97	$309	$539	$1,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 21.03% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market circumstances, a substantial portion of its assets in publicly listed equity securities included in a model portfolio provided by the Fund’s investment sub-adviser (“Model”). No assurance can be given that the Fund will achieve its investment objective and you could lose all your investment in the Fund.

Brendan Wood TopGun Model

The Model was developed by Brendan Wood International, an affiliate of the Fund’s investment sub-adviser (“Brendan Wood” or the “Sub-Adviser”).

Construction of the Model begins with the identification of approximately 1,400 companies composing the Brendan Wood “Shareholder Conviction Universe”, which are generally stocks of liquid large and mid-capitalization companies (with market capitalizations of $2 billion or greater) that trade on a national exchange in the United States, including American Depositary Receipts (“ADRs”). Companies included in the Shareholder Conviction Universe are evaluated based on the results of up to 2,000 personal interviews/consultations with institutional investment professionals, including large financial services companies and advisory firms, conducted by Brendan Wood during the calendar year. These interviews with institutional investment professionals are designed to generate data that is used by Brendan Wood to establish the investment quality of companies in the Shareholder Conviction Universe and then rate and rank the companies based on multiple investment attributes discussed. These interviews include questions regarding various investment quality metrics, including each

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

company’s business strategy, long-term and short-term performance, executive and senior management, governance (including the company’s environmental, social and governance (“ESG”) practices), reporting and disclosure, balance sheet, commitment to own, momentum and price appreciation. Those companies that are identified with the highest investment quality ratings are selected for inclusion in the Model (collectively, “TopGun companies”). The Model generally contains approximately 25 TopGun companies.

When the investment quality/demand score indicates that a TopGun company has dropped out of TopGun status the company will be removed from the Model. The proceeds that would have been generated from any such sale are allocated to other TopGun companies, as determined by their TopGun investment quality/demand score. In the event that no more than 15 companies meet the TopGun scoring criteria at any time, the Model will reflect allocation of the proceeds of a sale of companies removed from the Model to cash, fixed income securities, including U.S. government securities, corporate bonds that are rated investment grade at time of purchase, and money market instruments, and/or exchange-traded funds (“ETFs”) that invest in large cap companies until a TopGun quality/demand score identifies a qualifying additional company for inclusion in the Model.

The Model is reconstituted and rebalanced to be dollar weighted equally in January of each year. The Model’s exposure may change significantly with each reconstitution or based on market movements between reconstitutions.

The Adviser will generally invest in the Model as provided by the Sub-Adviser, but may deviate from the Model in its sole discretion.

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders. The Fund is actively managed and does not seek to replicate an index.

In attempting to respond to adverse market, economic, political, or other conditions, as determined by the Adviser, upon its recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some, or all, of its total assets in U.S. government securities, money market instruments, and cash. The Fund may not achieve its investment objective when it does so.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the issuers in which the Fund invests.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. Equity prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Active Management Risk. As an actively managed investment portfolio, the Fund is subject to decisions made by the Adviser’s portfolio managers. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Risks of Investment Selection. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Risk or Large Capitalization Securities Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small capitalization companies to adapt to changing market conditions.

Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.

Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political,

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

ETF Structure Risk. The Fund is structured as an ETF and is therefore subject to special risks. Such risks include:

Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s changes in performance from year to year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (833) 759-6110.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Annual Total Returns (calendar years ended 12/31)

Brendan Wood TopGun ETF
Calendar Year Total Returns
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
20.93%
2024

During the period shown, the highest quarterly return was 12.52% (quarter ended 3/31/2024) and the lowest quarterly return was -1.50% (quarter ended 12/31/2024).

The year to date return as of September 30, 2025 was 12.64%.

Average Annual Returns for Periods Ended December 31, 2024

	One Year	Since Inception(1)
Return Before Taxes	20.93%	30.68%
Return After-Taxes on Distributions	20.86%	30.52%
Return After-Taxes on Distributions and Sale of Fund Shares	12.44%	23.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	32.18%

(1)The Fund commenced operations on November 9, 2023.

Investment Adviser and Sub-Adviser

Tuttle Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Brendan Wood TopGun Partnerships Inc. (the “Sub-Adviser”) is the sub-adviser to the Fund.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Portfolio Managers

Adviser’s Portfolio Manager: Matthew Tuttle, Chief Executive Officer of the Adviser, has served as the Fund’s portfolio manager since its inception.

Sub-Adviser’s Portfolio Managers: Brendan Wood, Co-Chief Investment Officer of the Sub- Adviser, has served as the Fund’s portfolio manager since its inception.

Jordan Novak, Co-Chief Investment Officer of the Sub- Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.brendanwoodtopgunetf.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

SUMMARY PROSPECTUS | December 31, 2025

BRENDAN WOOD TOPGUN ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.